SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 28, 1999



                         NATIONAL PENN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)


            Pennsylvania              000-10957           23-2215075
     (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)          File Number)       Ident. No.)


     Philadelphia and Reading Avenues, Boyertown, PA         19512
        (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code  (215) 367-6001


                                       N/A
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 4, 1999 (the "Effective Date"), National Penn Bancshares, Inc., a Pennsylvania corporation and registered bank holding company ("NPB"), acquired Elverson National Bank, a national banking association ("ENB"), by the merger of ENB with and into National Penn Bank, a national banking association and a wholly-owned subsidiary of NPB (the "Bank"), pursuant to an Amended Agreement and Plan of Merger dated as of July 21, 1998, by and among NPB, Bank and ENB.

         The transaction was accounted for under the "pooling of interests" method of accounting.

         Attached hereto as Exhibit 99.1 is NPB's consolidated earnings statement for the two months ended February 28, 1999. This earnings statement includes the combined financial results of NPB, the Bank and Elverson from the Effective Date through February 28, 1999, and is filed in this Current Report on Form 8-K in compliance with Accounting Series Releases Nos. 130 and 135 of the Securities and Exchange Commission ("SEC") and Section 201.01 of the SEC's Codification of Financial Reporting Policies.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         99.1 - Consolidated Earnings Statement of National Penn
Bancshares, Inc. for two months ended February 28, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL PENN BANCSHARES, INC.


                                        By /s/ Wayne R. Weidner
                                           Wayne R. Weidner
                                           President


Dated:  March 8, 1999

                                  EXHIBIT INDEX


Exhibit Number                  Description

         99.1 Consolidated Earnings Statement of National Penn Bancshares, Inc. for two months ended February 28, 1999.